GOODWILL AND INTANGIBLES	12 Months Ended
Dec. 31, 2018
Intangible assets and goodwill [abstract]
GOODWILL AND INTANGIBLES
GOODWILL AND OTHER INTANGIBLE ASSETS

	Goodwill (i)	Other intangible assets (ii)	Total
Cost
At January 1, 2018 and December 31, 2018	403.7	77.6	481.3
Accumulated amortization and impairment
At January 1, 2018	—	(31.8)	(31.8)
Amortization	—	(4.7)	(4.7)
Impairment (Note 12)	(45.0)	—	(45.0)
At December 31, 2018	(45.0)	(36.5)	(81.5)
Net book value at December 31, 2018	358.7	41.1	399.8

	Goodwill (i)	Other intangible assets (ii)	Total
Cost
At January 1, 2017	427.7	79.0	506.7
Reclassified as held for sale	(24.0)	(1.4)	(25.4)
At December 31, 2017	403.7	77.6	481.3
Accumulated amortization and impairment
At January 1, 2017	—	(25.7)	(25.7)
Amortization	—	(6.1)	(6.1)
At December 31, 2017	—	(31.8)	(31.8)
Net book value at December 31, 2017	403.7	45.8	449.5

(i)
Goodwill represents the excess of the purchase cost over the fair value of net assets acquired on a business acquisition. On June 16, 2014, the Company acquired a 50% interest in Canadian Malartic. Goodwill of $427.7 million was recognized on the excess of the purchase consideration over the fair value of the assets and liabilities acquired. On December 21, 2017, the Company announced that it had entered into an agreement to sell certain jointly owned exploration properties of the Canadian Malartic Corporation. At December 31, 2017, the sale was considered highly probable and the exploration properties' assets were reclassified to assets held for sale, including $24.0 million of goodwill allocated to the exploration properties. The sale was completed in March 2018. Refer Note 6: Divestitures.

(ii)	Other intangible assets primarily comprise capitalized system development costs.